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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Earliest Event Reported
March 31, 2004

BRESLER & REINER, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-6201 (Commission File Number)	52-0903424 (I.R.S. Employer Identification No.)

11140 Rockville Pike
Suite 620
Rocville, MD 20852
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (301) 945-4300

(Former name or former address, if changed since last report)

Not Applicable

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

  (a)
  Financial statements of business acquired:

  None

  (b)
  Pro Forma financial information:

  None

  (c)
  Exhibits:

Exhibit No.	Description
99.1	Press Release, dated May 17, 2004.

Item 12. Results of Operations and Financial Condition.

        On May 17, 2004, Bresler & Reiner, Inc. issued a press release describing its selected financial results for the three months ended March 31, 2004 and announcing a cash dividend. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

        The information in this Current Report is being furnished pursuant to Item 12, Results of Operations and Financial Condition. In accordance with General Instruction B.6 of Form 8-K, the information in this report shall not be deemed "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the "Act"), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, or the Exchange Act, except as expressly stated by specific reference in such filing.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 17, 2004	BRESLER & REINER, INC.
	By:	/s/ Sidney M. Bresler Sidney M. Bresler Chief Executive Officer

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  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
  Item 12. Results of Operations and Financial Condition.
SIGNATURE